EXHIBIT (h)(4)(b)

Schedule A

As of August 28, 2013

Trust, Series and Class	Contractual Expense Cap	Effective Date	Termination Date
Eaton Vance Growth Trust
Asian Small Companies Fund Class A	1.75%	5/1/2013	12/31/2014
Asian Small Companies Fund Class B	2.45%	5/1/2013	12/31/2014

Greater China Growth Fund Class A	1.95%	4/28/2011	12/31/2013
Greater China Growth Fund Class B	2.65%	4/28/2011	12/31/2013
Greater China Growth Fund Class C	2.65%	4/28/2011	12/31/2013
Greater China Growth Fund Class I	1.65%	4/28/2011	12/31/2013

Richard Bernstein All Asset Strategy Fund Class A*	1.45%	9/30/2011	12/31/2013
Richard Bernstein All Asset Strategy Fund Class C*	2.20%	9/30/2011	12/31/2013
Richard Bernstein All Asset Strategy Fund Class I*	1.20%	9/30/2011	12/31/2013

Atlanta Capital SMID-Cap Fund Class A	1.25%	2/1/2012	1/31/2014
Atlanta Capital SMID-Cap Fund Class I	1.00%	2/1/2012	1/31/2014
Atlanta Capital SMID-Cap Fund Class R	1.50%	2/1/2012	1/31/2014
Atlanta Capital SMID-Cap Fund Class C	2.00%	2/1/2012	1/31/2014

Atlanta Capital Select Equity Fund Class A	1.20%	12/30/2011	1/31/2014
Atlanta Capital Select Equity Fund Class C	1.95%	3/19/2013	1/31/2014
Atlanta Capital Select Equity Fund Class I	0.95%	12/30/2011	1/31/2014

Focused Growth Opportunities Fund Class A	1.25%	3/7/2011	6/30/2014
Focused Growth Opportunities Fund Class C	2.00%	3/7/2011	6/30/2014
Focused Growth Opportunities Fund Class I	1.00%	3/7/2011	6/30/2014

Focused Value Opportunities Fund Class A	1.25%	3/7/2011	6/30/2014
Focused Value Opportunities Fund Class C	2.00%	3/7/2011	6/30/2014
Focused Value Opportunities Fund Class I	1.00%	3/7/2011	6/30/2014

Global Natural Resources Fund Class A	1.40%	4/30/2012	6/30/2014
Global Natural Resources Fund Class I	1.15%	4/30/2012	6/30/2014

Hexavest Emerging Markets Equity Fund Class A	1.75%	8/29/2012	11/30/2013
Hexavest Emerging Markets Equity Fund Class I	1.50%	8/29/2012	11/30/2013

Hexavest Global Equity Fund Class A	1.40%	8/29/2012	11/30/2013
Hexavest Global Markets Equity Fund Class I	1.15%	8/29/2012	11/30/2013

Hexavest International Equity Fund Class A	1.40%	8/29/2012	11/30/2013
Hexavest International Equity Fund Class I	1.15%	8/29/2012	11/30/2013

Hexavest U.S. Equity Fund Class A	1.20%	8/29/2012	11/30/2013
Hexavest U.S. Equity Fund Class I	0.95%	8/29/2012	11/30/2013

Eaton Vance Investment Trust
AMT-Free Limited Maturity Municipals Fund Class A	0.65%	8/1/2013	7/31/2014
AMT-Free Limited Maturity Municipals Fund Class C	1.40%	8/1/2013	7/31/2014
AMT-Free Limited Maturity Municipals Fund Class I	0.50%	8/1/2013	7/31/2014

Eaton Vance Municipals Trust
Municipal Opportunities Fund Class A	1.10%	5/31/2011	11/30/2013
Municipal Opportunities Fund Class I	0.85%	5/31/2011	11/30/2013

*Contractual expense cap includes fund fees and expenses from unaffiliated funds.

Trust, Series and Class	Contractual Expense Cap	Effective Date	Termination Date
Eaton Vance Municipals Trust II
Tax-Advantaged Bond Strategies Intermediate Term Fund Class A	0.95%	2/1/2010	5/31/2014
Tax-Advantaged Bond Strategies Intermediate Term Fund Class C	1.70%	2/1/2010	5/31/2014
Tax-Advantaged Bond Strategies Intermediate Term Fund Class I	0.70%	2/1/2010	5/31/2014

Tax-Advantaged Bond Strategies Long Term Fund Class A	0.95%	2/1/2010	5/31/2014
Tax-Advantaged Bond Strategies Long Term Fund Class C	1.70%	2/1/2010	5/31/2014
Tax-Advantaged Bond Strategies Long Term Fund Class I	0.70%	2/1/2010	5/31/2014

Eaton Vance Mutual Funds Trust
Emerging Markets Local Income Fund Class A	1.25%	3/1/2009	2/28/2014
Emerging Markets Local Income Fund Class C	1.95%	8/1/2010	2/28/2014
Emerging Markets Local Income Fund Class I	0.95%	11/30/2009	2/28/2014

Diversified Currency Income Fund Class A	1.10%	3/1/2008	2/28/2014
Diversified Currency Income Fund Class C	1.80%	3/1/2011	2/28/2014
Diversified Currency Income Fund Class I	0.80%	3/1/2011	2/28/2014

Large-Cap Core Research Fund Class A	1.25%	6/17/2008	4/30/2014
Large-Cap Core Research Fund Class I	1.00%	6/17/2008	4/30/2014
Large-Cap Core Research Fund Class C	2.00%	9/30/2009	4/30/2014

Parametric Commodity Strategy Fund Investor Class	1.00%	12/30/2011	4/30/2014
Parametric Commodity Strategy Fund Institutional Class	0.75%	12/30/2011	4/30/2014

Parametric International Equity Fund Investor Class	1.05%	12/1/2012	5/31/2014
Parametric International Equity Fund Institutional Class	0.80%	12/1/2012	5/31/2014

Atlanta Capital Horizon Growth Fund Class A	1.40%	5/2/2011	1/31/2014
Atlanta Capital Horizon Growth Fund Class B	2.15%	5/2/2011	1/31/2014
Atlanta Capital Horizon Growth Fund Class C	2.15%	5/2/2011	1/31/2014
Atlanta Capital Horizon Growth Fund Class I	1.15%	5/2/2011	1/31/2014

Build America Bond Fund Class A	0.95%	11/17/2009	1/31/2014
Build America Bond Fund Class C	1.70%	11/17/2009	1/31/2014
Build America Bond Fund Class I	0.70%	11/17/2009	1/31/2014

Tax-Managed Small-Cap Value Fund Class A	1.45%	7/1/2011	2/28/2014
Tax-Managed Small-Cap Value Fund Class C	2.20%	7/1/2011	2/28/2014
Tax-Managed Small-Cap Value Fund Class I	1.20%	7/1/2011	2/28/2014

Parametric Market Neutral Fund Investor Class	1.55%	12/9/2011	2/28/2014
Parametric Market Neutral Fund Institutional Class	1.30%	12/9/2011	2/28/2014

Multi-Strategy All Market Fund Class A	1.35%	11/1/2011	2/28/2014
Multi-Strategy All Market Fund Class C	2.10%	11/1/2011	2/28/2014
Multi-Strategy All Market Fund Class I	1.10%	11/1/2011	2/28/2014

Parametric Currency Fund Investor Class	0.90%	12/30/2011	3/31/2014
Parametric Currency Fund Institutional Class	0.65%	12/30/2011	3/31/2014

Parametric Global Small-Cap Fund Institutional Class	0.85%	12/19/2012	5/31/2014

Parametric Tax-Managed International Equity Fund Investor Class	1.50%	12/1/2012	2/28/2014
Parametric Tax-Managed International Equity Fund Class C	2.25%	12/1/2012	2/28/2014
Parametric Tax-Managed International Equity Fund Institutional Class	1.25%	12/1/2012	2/28/2014

Currency Income Advantage Fund Class A	1.40%	8/28/2013	2/28/2015
Currency Income Advantage Fund Class I	1.10%	8/28/2013	2/28/2015

Trust, Series and Class	Contractual Expense Cap	Effective Date	Termination Date
Eaton Vance Series Fund, Inc.
Institutional Emerging Markets Local Debt Fund	0.85%	2/1/2013	11/30/2014

Eaton Vance Special Investment Trust
Short Term Real Return Fund Class A	0.90%	7/16/2013	2/28/2014
Short Term Real Return Fund Class C	1.65%	7/16/2013	2/28/2014
Short Term Real Return Fund Class I	0.65%	7/16/2013	2/28/2014

Risk-Managed Equity Option Fund Class A	1.50%	2/29/2008	3/31/2014
Risk-Managed Equity Option Fund Class C	2.25%	2/29/2008	3/31/2014
Risk-Managed Equity Option Fund Class I	1.25%	2/29/2008	3/31/2014

Investment Grade Income Fund Class I	0.50%	12/1/2011	4/30/2014
Investment Grade Income Fund Class A	0.75%	12/1/2011	4/30/2014

Real Estate Fund Class I	1.00%	5/1/2007	4/30/2014
Real Estate Fund Class A	1.25%	6/8/2010	4/30/2014

Large-Cap Growth Fund Class A	1.25%	5/1/2008	4/30/2014
Large-Cap Growth Fund Class C	2.00%	5/1/2008	4/30/2014
Large-Cap Growth Fund Class I	1.00%	5/1/2008	4/30/2014
Large-Cap Growth Fund Class R	1.50%	7/31/2009	4/30/2014

Commodity Strategy Fund Class A	1.50%	4/7/2010	4/30/2014
Commodity Strategy Fund Class C	2.25%	4/7/2010	4/30/2014
Commodity Strategy Fund Class I	1.25%	4/7/2010	4/30/2014

Parametric Absolute Return Fund Investor Class	1.45%	12/1/2012	4/30/2014
Parametric Absolute Return Fund Institutional Class	1.20%	12/1/2012	4/30/2014

Greater India Fund Class A	1.88%	4/28/2011	4/28/2014
Greater India Fund Class B	2.58%	4/28/2011	4/28/2014
Greater India Fund Class C	2.58%	4/28/2011	4/28/2014
Greater India Fund Class I	1.58%	4/28/2011	4/28/2014

Small-Cap Value Fund Class A	1.45%	7/1/2011	4/30/2014
Small-Cap Value Fund Class B	2.20%	7/1/2011	4/30/2014
Small-Cap Value Fund Class C	2.20%	7/1/2011	4/30/2014
Small-Cap Value Fund Class I	1.20%	7/1/2011	4/30/2014

Bond Fund Class A	0.95%	1/28/13	2/28/14
Bond Fund Class I	0.70%	1/28/13	2/28/14
Bond Fund Class C	1.70%	8/20/13	2/28/14

Eaton Vance Variable Trust
VT Large-Cap Value Fund	1.30%	5/1/08	4/30/2014